                        SECURITIES & EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 12, 2002

                             RHINO ECOSYSTEMS, INC.
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               (Exact name of Registrant as specified in charter)

          Florida                     0-28313                   65-0939751
(State or other jurisdiction      (Commission File            (IRS Employer
     of incorporation)                Number)             Identification Number)

          40 Trowers Road, Unit # 1, Woodbridge, Ontario Canada L4L 7K6
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                     (Address of Principal Executive Office)

                                 (905) 264-0198
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               (Registrant's telephone number including area code)

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             (Former name and address if changed since last report)

Item 4. Changes in Registrant's Certifying Accountant

On August 28, 2002, Rhino Ecosystems, Inc. (the "Company) a Florida corporation, received the resignation of KPMG LLP as its independent public accountants.

In connection with the audits of the two fiscal years ended July 31, 2001, and the subsequent interim period through August 28, 2002, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

The audit reports of KPMG LLP on the consolidated financial statements of Rhino
Ecosystems, Inc. as of and for the years ended July 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as described in the immediately following paragraph:

KPMG LLP's reports on the consolidated financial statements of Rhino Ecosystems,
Inc. as of and for the years ended July 31, 2001 and 2000, contained a separate paragraph stating that "Rhino Ecosystems, Inc. has suffered recurring losses from operations and has a net capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management's plans in regards to these matters are described in note 1(b). The financial statements do not include any adjustments that might result from the outcome of this uncertainty".

KPMG LLP advised the Company of the need to file an amended Form 10-QSB for the first quarter ended October 31, 2001 as a result of an adjustment reflected in the interim consolidated financial statements of the Company for the three-month and six-month periods ended January 31, 2002 included in the Form 10-QSB for the second quarter. The adjustment reflected a decision to immediately expense the value of the common shares issued in the first quarter as consideration for investor relations services. As at August 28, 2002 the Company has not filed the amended Form 10-QSB for the first quarter ended October 31, 2001. The Form
10-QSB filings for the six months ended January 31, 2002 and the nine months ended April 30, 2002 reflect the value of the common shares issued for the investor relations services as an expense, based on the market price of the shares at the date of issuance.

A letter from KPMG LLP stating agreement with such statements is attached as
Exhibit 16 to this report.

Item 7.  Financial Statements and Exhibits

(a)      Financial statements of business acquired

               Not  Applicable

(b)      Pro forma financial information

               Not Applicable

(c)      Exhibits

               Exhibit 16:   Letter from KPMG LLP, Chartered Accountants
                             Re: Change in Certifying Accountant

Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                        /s/ Charles Cini
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                                            Charles Cini
Date: September 12, 2002                    President and Chief Executive Officer